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                                                                   EXHIBIT 11(A)



                                   CONSENT TO
                              MAYER, BROWN & PLATT


     We hereby consent to the reference to our firm under the caption "Counsel and Independent Accountants" in the statement of additional information comprising a part of Post-Effective Amendment No. 4 to the Form N-1A Registration Statement of Security Capital U.S. Real Estate Shares Incorporated, File Nos. 333-20649 and 811-8033.




                                      /s/Mayer, Brown & Platt


                                      MAYER, BROWN & PLATT



Washington, D.C.
December 16, 1997